Page 1 FOR IMMEDIATE RELEASE Fisker Austria to Protect Business through Self-Administration  Other Fisker entities continue to operate in the ordinary course Graz, Austria (May 7, 2024) – Fisker GmbH (“Fisker Austria”), the Austria entity of Fisker Inc. (“Fisker”), today announced that it has voluntarily filed to open a restructuring proceeding via self- administration under the Austrian Insolvency Code. The proceeding will enable Fisker Austria to ensure its operations are able to continue under court protection, including paying employees and selling vehicles. Fisker Austria intends to continue delivering its vehicles to customers to the extent possible, providing service, and updating its over-the-air software as it moves through the restructuring proceedings. A self-administered restructuring proceeding allows Fisker Austria to protect its business while it conducts a value-maximizing strategic transaction or other sale of assets. Fisker’s other entities are not included in the Austrian restructuring proceeding and continue to operate in the ordinary course. ### Contact: Fisker Inc. Communications: Matthew DeBord VP, Communications mdebord@fiskerinc.com Rachel Chesley (US) / Hans Nagl (Austria/Germany) FiskerCommunications@fticonsulting.com Investor Relations: Eric Goldstein, Head of Investor Relations egoldstein@fiskerinc.com

Page 2 About Fisker Inc.  California-based Fisker Inc. is revolutionizing the automotive industry by designing and developing individual mobility in alignment with nature. Passionately driven by a vision of a clean future for all, the company is on a mission to create the world’s most sustainable and emotional electric vehicles. To learn more, visit Fiskerinc.com and enjoy exclusive content across Fisker's social media channels: Facebook, Instagram, X, YouTube, and LinkedIn. Download the revolutionary new Fisker mobile app from the App Store or Google Play. Forward-Looking Statements This press release includes forward-looking statements, which are subject to the "safe harbor" provisions of the US Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as "feel," "believes," “expects," "estimates," "projects," "intends," "should," "is to be," or the negative of such terms, or other comparable terminology and include, among other things, statements regarding any potential future automotive original equipment manufacturer (or equipment or part manufacturer) transactions and other future events that involve risks and uncertainties. Such forward-looking statements are not guarantees of future performance or future events and are subject to risks and uncertainties, which could cause actual results to differ materially from the forward-looking statements contained herein due to many factors, including, but not limited to: Fisker's limited operating history; Fisker’s ability to continue as a going concern; Fisker's ability to enter into additional manufacturing and other contracts with Magna, OEMs, or tier-one suppliers in order to execute on its business plan; the risk that OEM and supply partners do not meet agreed-upon timelines or experience capacity constraints; Fisker may experience significant delays in the design, manufacture, regulatory approval, launch and financing of its vehicles; Fisker's ability to execute its business model, including market acceptance of its planned products and services; Fisker's inability to retain key personnel and to hire additional personnel; competition in the electric vehicle market; Fisker's inability to develop a sales distribution or dealership network; and the ability to protect its intellectual property rights; and those factors discussed in Fisker's Annual Report on Form 10-K, under the heading "Risk Factors", filed with the Securities and Exchange Commission (the "SEC"), as supplemented by Quarterly Reports on Form 10-Q, and other reports and documents Fisker files from time to time with the SEC. Any forward-looking statements speak only as of the date on which they are made, and Fisker undertakes no obligation to update any forward- looking statement to reflect events or circumstances after the date of this press release.